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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to the registration statement of our reports dated February 6, 1997 included in and incorporated by reference in LCI International Inc.'s Form 10-K and amended Annual Report on Form 10K/A for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.


                                                         /s/ ARTHUR ANDERSEN LLP


Washington, D.C.
November 6, 1997